Quarterly Holdings Report
for
Fidelity® Global Credit Fund
March 31, 2023
GLB-NPRT1-0523
1.939066.110
Nonconvertible Bonds - 73.9%
		Principal Amount (a)	Value ($)
Australia - 3.0%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	150,000	135,585
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	486,000	399,856
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	486,000	468,506
6.75% 12/2/44 (Reg. S) (b)		677,000	667,691
TOTAL AUSTRALIA			1,671,638
Bailiwick of Guernsey - 0.3%
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	200,000	167,207
Bailiwick of Jersey - 1.8%
Heathrow Funding Ltd. 2.625% 3/16/28 (Reg. S)	GBP	972,000	1,008,876
Canada - 0.1%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (c)		54,000	47,244
Cayman Islands - 0.7%
Avolon Holdings Funding Ltd.:
4.25% 4/15/26 (c)		379,000	356,364
4.375% 5/1/26 (c)		26,000	24,396
TOTAL CAYMAN ISLANDS			380,760
Denmark - 0.8%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (b)	GBP	340,000	360,523
4.625% 4/13/27 (Reg. S) (b)	GBP	100,000	120,825
TOTAL DENMARK			481,348
France - 5.3%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		243,000	202,580
2.5% 3/31/32 (Reg. S) (b)	EUR	700,000	685,481
BPCE SA 1.5% 1/13/42 (Reg. S) (b)	EUR	600,000	551,911
Credit Agricole Assurances SA 4.75% 9/27/48 (b)	EUR	300,000	309,741
Credit Agricole SA 4.875% 10/23/29 (Reg. S)	GBP	100,000	121,521
Electricite de France SA 5.5% 1/25/35 (Reg. S)	GBP	200,000	234,257
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	200,000	175,370
Lagardere S.C.A. 2.125% 10/16/26 (Reg. S)	EUR	200,000	210,637
Societe Generale:
4.75% 11/24/25 (c)		200,000	187,068
6.691% 1/10/34 (b)(c)		200,000	204,430
Valeo SA 1% 8/3/28 (Reg. S)	EUR	100,000	86,376
TOTAL FRANCE			2,969,372
Germany - 4.1%
ACCENTRO Real Estate AG 5.3596% 2/13/26 (Reg. S) (d)	EUR	495,000	329,881
Bayer AG 3.75% 7/1/74 (Reg. S) (b)	EUR	382,000	401,599
Commerzbank AG 8.625% 2/28/33 (Reg. S) (b)	GBP	100,000	123,078
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	100,000	98,036
4% 6/24/32 (Reg. S) (b)	EUR	600,000	562,848
6.125% 12/12/30 (Reg. S) (b)	GBP	200,000	234,234
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	300,000	251,490
RWE AG 2.75% 5/24/30 (Reg. S)	EUR	149,000	150,095
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	200,000	186,606
TOTAL GERMANY			2,337,867
Greece - 0.3%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (b)	EUR	200,000	170,625
Hong Kong - 0.3%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (b)	EUR	200,000	168,575
Ireland - 7.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.3% 1/30/32		150,000	124,264
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (b)	EUR	556,000	562,445
2.25% 4/4/28 (Reg. S) (b)	EUR	903,000	887,668
2.875% 5/30/31 (Reg. S) (b)	EUR	150,000	147,153
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (b)	EUR	556,000	517,479
2.029% 9/30/27 (b)(c)		695,000	600,855
2.375% 10/14/29 (Reg. S) (b)	EUR	347,000	355,731
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		1,004,000	942,615
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		450,000	341,523
TOTAL IRELAND			4,479,733
Italy - 2.0%
Enel SpA 3.375% (Reg. S) (b)(e)	EUR	340,000	334,622
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	486,000	449,017
5.861% 6/19/32 (b)(c)		400,000	352,578
TOTAL ITALY			1,136,217
Luxembourg - 1.9%
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	486,000	392,257
1.75% 3/12/29 (Reg. S)	EUR	278,000	222,736
2.625% 10/20/28 (Reg. S)	GBP	150,000	140,506
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	382,000	325,287
TOTAL LUXEMBOURG			1,080,786
Mexico - 2.3%
Petroleos Mexicanos 6.5% 3/13/27		1,441,000	1,302,086
Netherlands - 3.7%
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (b)		449,000	417,570
5.75% 8/15/50 (Reg. S) (b)		868,000	821,906
Deutsche Annington Finance BV 5% 10/2/23 (c)		218,000	216,869
Rabobank Nederland 4% 1/10/30 (Reg. S)	EUR	100,000	108,840
Technip Energies NV 1.125% 5/28/28	EUR	347,000	316,842
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	100,000	84,549
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	100,000	98,551
TOTAL NETHERLANDS			2,065,127
Portugal - 0.4%
Banco Espirito Santo SA 4% 12/31/49 (Reg. S) (f)(g)	EUR	200,000	24,944
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	200,000	187,397
TOTAL PORTUGAL			212,341
Sweden - 1.2%
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (b)	EUR	151,000	157,106
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	300,000	225,624
Samhallsbyggnadsbolaget I Norden AB:
1% 8/12/27 (Reg. S)	EUR	150,000	108,185
1.75% 1/14/25 (Reg. S)	EUR	200,000	189,726
TOTAL SWEDEN			680,641
Switzerland - 2.1%
Credit Suisse Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	347,000	337,416
4.282% 1/9/28 (c)		323,000	291,104
6.537% 8/12/33 (b)(c)		250,000	256,875
7.375% 9/7/33 (Reg. S) (b)	GBP	100,000	128,677
UBS Group AG 4.988% 8/5/33 (Reg. S) (b)		200,000	190,800
TOTAL SWITZERLAND			1,204,872
United Kingdom - 15.3%
Agps Bondco PLC:
1.875% 1/14/26 (Reg. S)	EUR	1,500,000	634,433
2.25% 4/27/27 (Reg. S)	EUR	100,000	40,712
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	175,000	173,418
Barclays PLC 8.407% 11/14/32 (Reg. S) (b)	GBP	150,000	191,128
HSBC Holdings PLC:
4.787% 3/10/32 (Reg. S) (b)	EUR	180,000	199,179
5.402% 8/11/33 (b)		200,000	197,681
8.201% 11/16/34 (Reg. S) (b)	GBP	100,000	129,630
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	130,000	143,443
John Lewis PLC 6.125% 1/21/25	GBP	685,000	824,364
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	278,000	291,831
4.976% 8/11/33 (b)		200,000	191,467
Marks & Spencer PLC 3.75% 5/19/26 (Reg. S)	GBP	347,000	385,724
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	486,000	504,720
3.619% 3/29/29 (Reg. S) (b)	GBP	417,000	463,373
3.622% 8/14/30 (Reg. S) (b)	GBP	100,000	114,070
7.416% 6/6/33 (Reg. S) (b)	GBP	150,000	186,149
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	729,000	662,128
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (b)		1,042,000	862,255
Rolls-Royce PLC 3.375% 6/18/26	GBP	410,000	458,719
Severn Trent Utilities Finance PLC 4.625% 11/30/34 (Reg. S)	GBP	100,000	116,331
Tesco Corporate Treasury Services PLC 5.5% 2/27/35 (Reg. S)	GBP	200,000	241,825
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	313,000	268,546
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	200,000	222,206
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	110,000	99,501
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (b)	GBP	278,000	317,399
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (b)	GBP	100,000	117,143
6.25% 10/3/78 (Reg. S) (b)		450,000	435,375
Whitbread PLC 2.375% 5/31/27 (Reg. S)	GBP	150,000	159,458
TOTAL UNITED KINGDOM			8,632,208
United States of America - 20.4%
Air Lease Corp. 3.125% 12/1/30		191,000	162,042
American Airlines, Inc. 3.75% 4/15/27		87,061	81,217
Ares Capital Corp.:
2.15% 7/15/26		208,000	178,342
3.25% 7/15/25		260,000	237,503
4.25% 3/1/25		452,000	427,024
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	556,000	627,551
Broadcom, Inc. 2.45% 2/15/31 (c)		190,000	155,557
Capital One Financial Corp.:
5.468% 2/1/29 (b)		44,000	42,881
5.817% 2/1/34 (b)		76,000	73,440
Centene Corp.:
4.25% 12/15/27		396,000	381,522
4.625% 12/15/29		281,000	264,207
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.2% 3/15/28		347,000	328,419
Cleco Corporate Holdings LLC 3.375% 9/15/29		695,000	603,875
DCP Midstream Operating LP 5.375% 7/15/25		625,000	621,926
Discover Financial Services 6.7% 11/29/32		15,000	15,464
Duke Energy Corp. 3.85% 6/15/34	EUR	382,000	386,808
Elanco Animal Health, Inc. 6.65% 8/28/28 (b)		243,000	229,506
Ford Motor Credit Co. LLC 6.86% 6/5/26	GBP	130,000	159,702
General Motors Financial Co., Inc. 5.15% 8/15/26 (Reg. S)	GBP	100,000	121,611
Hudson Pacific Properties LP 3.95% 11/1/27		486,000	333,448
Level 3 Financing, Inc. 3.4% 3/1/27 (c)		347,000	274,457
Morgan Stanley 4.656% 3/2/29 (b)	EUR	100,000	110,316
MPT Operating Partnership LP/MPT Finance Corp.:
2.5% 3/24/26	GBP	150,000	137,577
3.5% 3/15/31		267,000	177,819
NextEra Energy Partners LP 4.25% 9/15/24 (c)		35,000	33,556
Omega Healthcare Investors, Inc. 4.75% 1/15/28		625,000	579,199
Puget Energy, Inc. 4.1% 6/15/30		521,000	481,069
Sabra Health Care LP 3.2% 12/1/31		94,000	68,946
SITE Centers Corp. 4.7% 6/1/27		382,000	360,646
Southern Co. 1.875% 9/15/81 (b)	EUR	764,000	652,697
The AES Corp. 2.45% 1/15/31		497,000	404,624
The Boeing Co. 5.15% 5/1/30		313,000	314,957
Time Warner Cable LLC 5.875% 11/15/40		278,000	251,961
Toll Brothers Finance Corp. 4.875% 3/15/27		452,000	438,385
Universal Health Services, Inc. 2.65% 10/15/30		695,000	557,243
Vontier Corp. 2.4% 4/1/28		695,000	584,071
Vornado Realty LP 3.4% 6/1/31		79,000	54,649
Western Gas Partners LP 4.3% 2/1/30		261,000	237,587
Zions Bancorp NA 3.25% 10/29/29		500,000	349,411
TOTAL UNITED STATES OF AMERICA			11,501,215
TOTAL NONCONVERTIBLE BONDS (Cost $51,551,467)			41,698,738

U.S. Government and Government Agency Obligations - 2.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 2.2%
U.S. Treasury Bonds 3.25% 5/15/42 (h)(i) (Cost $1,168,098)	1,319,800	1,217,567

Preferred Securities - 15.1%
		Principal Amount (a)	Value ($)
Australia - 0.6%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(e)		400,000	350,983
Canada - 0.5%
Bank of Nova Scotia:
3 month U.S. LIBOR + 2.640% 7.4539% (b)(e)(j)		205,000	182,778
4.9% (b)(e)		142,000	129,220
TOTAL CANADA			311,998
Finland - 0.3%
Citycon Oyj 4.496% (Reg. S) (b)(e)	EUR	243,000	151,598
France - 2.1%
BNP Paribas SA 6.625% (Reg. S) (b)(e)		250,000	231,820
Electricite de France SA 5.625% (Reg. S) (b)(e)		220,000	211,750
Societe Generale 7.875% (Reg. S) (b)(e)		200,000	187,280
Veolia Environnement SA 2% (Reg. S) (b)(e)	EUR	600,000	538,233
TOTAL FRANCE			1,169,083
Ireland - 0.4%
AIB Group PLC 6.25% (Reg. S) (b)(e)	EUR	250,000	247,705
Luxembourg - 2.0%
Aroundtown SA 3.375% (Reg. S) (b)(e)	EUR	1,100,000	525,232
CPI Property Group SA 3.75% (Reg. S) (b)(e)	EUR	590,000	249,543
Grand City Properties SA 1.5% (Reg. S) (b)(e)	EUR	1,000,000	374,749
TOTAL LUXEMBOURG			1,149,524
Netherlands - 4.2%
AerCap Holdings NV 5.875% 10/10/79 (b)		452,000	411,632
AT Securities BV 5.25% (Reg. S) (b)(e)		250,000	93,500
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (b)(e)(j)	EUR	196,150	204,216
Volkswagen International Finance NV:
3.375% (Reg. S) (b)(e)	EUR	100,000	104,502
3.748% (Reg. S) (b)(e)	EUR	200,000	191,478
3.875% (Reg. S) (b)(e)	EUR	600,000	556,341
4.625% (Reg. S) (b)(e)	EUR	799,000	831,855
TOTAL NETHERLANDS			2,393,524
Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (b)(e)	EUR	200,000	206,281
Sweden - 1.1%
Heimstaden Bostad AB:
3.248% (Reg. S) (b)(e)	EUR	625,000	413,533
3.625% (Reg. S) (b)(e)	EUR	150,000	81,564
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(e)	EUR	313,000	125,596
TOTAL SWEDEN			620,693
Switzerland - 0.5%
Credit Suisse Group AG 7.5% (Reg. S) (b)(e)(f)		1,389,000	69,450
UBS Group AG 7% (Reg. S) (b)(e)		200,000	188,000
TOTAL SWITZERLAND			257,450
United Kingdom - 3.0%
Barclays PLC:
7.125% (b)(e)	GBP	200,000	214,918
8.875% (b)(e)	GBP	200,000	222,048
British American Tobacco PLC 3% (Reg. S) (b)(e)	EUR	938,000	825,833
National Express Group PLC 4.25% (Reg. S) (b)(e)	GBP	100,000	108,298
SSE PLC 3.74% (Reg. S) (b)(e)	GBP	278,000	312,591
TOTAL UNITED KINGDOM			1,683,688
TOTAL PREFERRED SECURITIES (Cost $14,530,998)			8,542,527

Money Market Funds - 6.2%
	Shares	Value ($)
Fidelity Cash Central Fund 4.86% (k) (Cost $3,472,477)	3,471,782	3,472,477

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount (a)		Value ($)
Put Options - 0.1%
Option with an exercise rate of 4.625% on a credit default swap with Goldman Sachs Bank U.S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 39 Index expiring June 2028, paying 5% quarterly. (Cost $53,947)	6/21/23	EUR	2,600,000	53,947

TOTAL INVESTMENT IN SECURITIES - 97.5% (Cost $70,776,987)	54,985,256
NET OTHER ASSETS (LIABILITIES) - 2.5%	1,423,007
NET ASSETS - 100.0%	56,408,263

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	3	Jun 2023	246,430	7,553	7,553
Eurex Euro-Bund Contracts (Germany)	16	Jun 2023	2,357,096	68,261	68,261
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	5	Jun 2023	763,813	33,292	33,292
Eurex Euro-Schatz Contracts (Germany)	8	Jun 2023	917,010	8,149	8,149
TME 10 Year Canadian Note Contracts (Canada)	13	Jun 2023	1,213,526	44,390	44,390

TOTAL BOND INDEX CONTRACTS					161,645

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	32	Jun 2023	6,606,500	78,812	78,812
CBOT Long Term U.S. Treasury Bond Contracts (United States)	53	Jun 2023	6,951,281	314,356	314,356
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	23	Jun 2023	3,245,875	156,996	156,996

TOTAL TREASURY CONTRACTS					550,164

TOTAL PURCHASED					711,809

Sold

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	18	Jun 2023	2,301,135	(46,240)	(46,240)
ICE Long Gilt Contracts (United Kingdom)	20	Jun 2023	2,549,851	(64,890)	(64,890)

TOTAL SOLD					(111,130)

TOTAL FUTURES CONTRACTS					600,679
The notional amount of futures purchased as a percentage of Net Assets is 39.6%
The notional amount of futures sold as a percentage of Net Assets is 8.6%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

CAD	32,000	USD	23,742	Bank of America, N.A.	4/20/23	(59)
CAD	20,000	USD	14,616	Bank of America, N.A.	4/20/23	186
CAD	76,000	USD	55,886	Goldman Sachs Bank USA	4/20/23	361
EUR	96,000	USD	104,476	Bank of America, N.A.	4/20/23	(271)
EUR	341,000	USD	371,434	Bank of America, N.A.	4/20/23	(1,288)
EUR	469,000	USD	514,411	Bank of America, N.A.	4/20/23	(5,324)
EUR	62,000	USD	68,121	Bank of America, N.A.	4/20/23	(822)
EUR	84,000	USD	91,559	Bank of America, N.A.	4/20/23	(379)
EUR	44,000	USD	47,124	Bank of America, N.A.	4/20/23	637
EUR	678,000	USD	720,313	Bank of America, N.A.	4/20/23	15,637
EUR	791,000	USD	846,187	Bank of America, N.A.	4/20/23	12,422
EUR	61,000	USD	64,881	Bank of America, N.A.	4/20/23	1,333
EUR	294,000	USD	321,315	Brown Brothers Harriman & Co	4/20/23	(2,186)
EUR	99,000	USD	105,746	Brown Brothers Harriman & Co	4/20/23	1,716
EUR	219,000	USD	235,380	Brown Brothers Harriman & Co	4/20/23	2,338
EUR	53,000	USD	57,514	Brown Brothers Harriman & Co	4/20/23	16
EUR	526,000	USD	568,308	Citibank, N. A.	4/20/23	2,651
EUR	103,000	USD	108,922	Citibank, N. A.	4/20/23	2,882
EUR	200,000	USD	215,770	Citibank, N. A.	4/20/23	1,325
EUR	120,000	USD	130,915	JPMorgan Chase Bank, N.A.	4/20/23	(658)
EUR	355,000	USD	377,874	JPMorgan Chase Bank, N.A.	4/20/23	7,469
EUR	7,560,000	USD	8,060,653	JPMorgan Chase Bank, N.A.	4/20/23	145,521
EUR	43,000	USD	45,579	JPMorgan Chase Bank, N.A.	4/20/23	1,096
EUR	62,000	USD	66,630	JPMorgan Chase Bank, N.A.	4/20/23	669
EUR	61,000	USD	65,101	JPMorgan Chase Bank, N.A.	4/20/23	1,113
EUR	54,000	USD	58,000	JPMorgan Chase Bank, N.A.	4/20/23	615
EUR	91,000	USD	98,710	JPMorgan Chase Bank, N.A.	4/20/23	68
EUR	276,000	USD	296,990	State Street Bank and Trust Co	4/20/23	2,600
EUR	322,000	USD	347,835	State Street Bank and Trust Co	4/20/23	1,687
GBP	51,000	USD	61,414	BNP Paribas S.A.	4/20/23	1,521
GBP	116,000	USD	142,859	Bank of America, N.A.	4/20/23	287
GBP	35,000	USD	41,454	Bank of America, N.A.	4/20/23	1,736
GBP	121,000	USD	147,023	Brown Brothers Harriman & Co	4/20/23	2,292
GBP	1,115,000	USD	1,341,081	Brown Brothers Harriman & Co	4/20/23	34,841
GBP	2,600,000	USD	3,133,582	Brown Brothers Harriman & Co	4/20/23	74,846
GBP	126,000	USD	154,826	Brown Brothers Harriman & Co	4/20/23	659
GBP	75,000	USD	90,856	HSBC Bank	4/20/23	1,695
GBP	56,000	USD	69,045	JPMorgan Chase Bank, N.A.	4/20/23	59
GBP	36,000	USD	43,576	JPMorgan Chase Bank, N.A.	4/20/23	848
GBP	73,000	USD	88,523	JPMorgan Chase Bank, N.A.	4/20/23	1,560
GBP	53,000	USD	64,496	JPMorgan Chase Bank, N.A.	4/20/23	906
USD	29,477	AUD	44,000	Brown Brothers Harriman & Co	4/20/23	48
USD	27,311	CAD	37,000	BNP Paribas S.A.	4/20/23	(72)
USD	54,774	CAD	73,000	Bank of America, N.A.	4/20/23	747
USD	35,285	CAD	47,000	Brown Brothers Harriman & Co	4/20/23	500
USD	32,726,915	EUR	30,223,000	BNP Paribas S.A.	4/20/23	(79,329)
USD	134,017	EUR	124,000	BNP Paribas S.A.	4/20/23	(582)
USD	54,533	EUR	50,000	Brown Brothers Harriman & Co	4/20/23	259
USD	120,529	EUR	112,000	Brown Brothers Harriman & Co	4/20/23	(1,044)
USD	49,655	EUR	47,000	HSBC Bank	4/20/23	(1,363)
USD	169,574	EUR	156,000	JPMorgan Chase Bank, N.A.	4/20/23	240
USD	211,630	EUR	195,000	JPMorgan Chase Bank, N.A.	4/20/23	(37)
USD	62,257	EUR	57,000	JPMorgan Chase Bank, N.A.	4/20/23	385
USD	386,275	EUR	354,000	JPMorgan Chase Bank, N.A.	4/20/23	2,018
USD	32,698	EUR	30,000	JPMorgan Chase Bank, N.A.	4/20/23	134
USD	72,995	GBP	59,000	BNP Paribas S.A.	4/20/23	189
USD	264,916	GBP	215,000	BNP Paribas S.A.	4/20/23	(396)
USD	14,332,085	GBP	11,728,000	Bank of America, N.A.	4/20/23	(140,395)
USD	55,724	GBP	45,000	Bank of America, N.A.	4/20/23	193
USD	44,571	GBP	36,000	Bank of America, N.A.	4/20/23	147
USD	94,255	GBP	76,000	Bank of America, N.A.	4/20/23	471
USD	114,719	GBP	93,000	Brown Brothers Harriman & Co	4/20/23	(44)
USD	105,599	GBP	87,000	Brown Brothers Harriman & Co	4/20/23	(1,760)
USD	605,187	GBP	503,000	Brown Brothers Harriman & Co	4/20/23	(15,521)
USD	173,329	GBP	145,000	Brown Brothers Harriman & Co	4/20/23	(5,603)
USD	54,762	GBP	45,000	JPMorgan Chase Bank, N.A.	4/20/23	(768)
USD	75,912	GBP	62,000	JPMorgan Chase Bank, N.A.	4/20/23	(597)
USD	271,528	GBP	219,000	State Street Bank and Trust Co	4/20/23	1,280

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						71,705

Unrealized Appreciation						330,203
Unrealized Depreciation						(258,498)
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Intesa Sanpaolo SpA	Dec 2027	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	900,000	(1,454)	(5,211)	(6,665)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,203,933 or 5.7% of net assets.

(d)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(e)	Security is perpetual in nature with no stated maturity date.
(f)	Non-income producing - Security is in default.
(g)	Level 3 security
(h)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $722,349.
(i)	Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $262,945.
(j)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.86%	1,823,614	15,536,469	13,887,606	46,329	-	-	3,472,477	0.0%
Total	1,823,614	15,536,469	13,887,606	46,329	-	-	3,472,477

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Nonconvertible Bonds, U.S. Government and Government Agency Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates and/or potential credit events.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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